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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: August 14, 2002
                (Date of earliest event reported) August 14, 2002


                       DOBSON COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)


         OKLAHOMA                    000-29225                73-1513309
 (State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)              File Number)          Identification No.)

                  14201 Wireless Way
                Oklahoma City, Oklahoma                          73134
       (Address of principal executive offices)                (Zip Code)

                                 (405) 529-8500
              (Registrant's telephone number, including area code)
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Information To Be Included in the Report


ITEM. 9. REGULATION F-D DISCLOSURE. On August 14, 2002, Dobson Communications Corporation (the "Company") submitted to the Securities and Exchange Commission a certification by its Chief Executive Officer and the Chief Financial Officer pursuant to 18 U.S.C. Sec. 1350 as adopted pursuant to Section 960 of the Sarbanes-Oxley Act of 2002 of the Company's report of Form 10-Q for its fiscal quarter ended June 30, 2002.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               DOBSON COMMUNICATIONS CORPORATION


                               By /s/ BRUCE R. KNOOIHUIZEN
                                  ----------------------------------------------
                                  Bruce R. Knooihuizen, Executive Vice President and Chief Financial Officer


August 14, 2002